UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

NBT BANCORP INC.

(Exact name of registrant as specified in its charter)

Delaware	0-14703	16-1268674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 South Broad Street, Norwich, New York	13815
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (607) 337-2265

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2015, NBT Bancorp Inc. (“NBT”) amended its Certificate of Incorporation, as amended (the “Certificate”), to provide for the phased-in declassification of the board of directors culminating in the annual election of all directors (the “Amendments”) by filing its Certificate of Amendment with the Delaware Secretary of State (the “Certificate of Amendment”), giving effect to the Amendments. The Amendments became effective on July 1, 2015. The foregoing description of the changes contained in the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendments to Sections 3 and 5 of Article III of NBT’s Amended and Restated By-laws (the “By-laws”) also became effective on July 1, 2015. The amendments to Sections 3 and 5 of Article III of the By-laws, which were previously approved by the NBT Board of Directors and became effective upon the approval of NBT’s shareholders on July 1, 2015, conform the By-laws to the Certificate, as amended by the Certificate of Amendment, with respect to declassification and permit shareholders to remove directors without cause. The foregoing description of the amendments to the By-laws is qualified in its entirety by reference to the full text of the By-laws, as so amended, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 1, 2015, NBT reconvened its Annual Meeting of Shareholders (the “Annual Meeting”) and NBT’s shareholders approved amendments to the Certificate and the By-laws to provide for the phased-in declassification of the board of directors culminating in the annual election of all directors and to permit shareholders to remove directors without cause. The proposal, which is detailed in NBT’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2015, was as follows:

Proposal 2—NBT’s shareholders approved amendments to the Certificate and By-laws to provide for the annual election of directors and to permit shareholders to remove directors without cause, as set forth in the final vote results below:

Votes For	Votes Against	Abstain	Broker Non-Votes
35,789,833	458,569	182,778	3,291,445

Accordingly, Proposal 2 was approved by the affirmative vote of the holders of 80% of NBT’s common stock having voting power with respect to the amendments contemplated in Proposal 2 and such approval included the affirmative vote of the holders of 80% of NBT’s common stock excluding shares held by an 5% or greater shareholders and their affiliates.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment of Certificate of Incorporation, as amended, of NBT Bancorp Inc., effective as of July 1, 2015.

3.2	Amended and Restated By-laws of NBT Bancorp Inc., effective as of July 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

NBT BANCORP INC.

Date: July 1, 2015	By:	/s/ F. Sheldon Prentice
F. Sheldon Prentice
Executive Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of Certificate of Incorporation, as amended, of NBT Bancorp Inc., effective as of July 1, 2015.

3.2	Amended and Restated By-laws of NBT Bancorp Inc., effective as of July 1, 2015.